SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 28, 1997
                                                         ---------------

                          COMMISSION FILE NUMBER 0-7570


DELAWARE       CANANDAIGUA WINE COMPANY, INC.                         16-0716709
                    AND ITS SUBSIDIARIES:
NEW YORK       BATAVIA WINE CELLARS, INC.                             16-1222994
NEW YORK       CANANDAIGUA WEST, INC.                                 16-1462887
DELAWARE       BARTON INCORPORATED                                    36-3500366
DELAWARE       BARTON BRANDS, LTD.                                    36-3185921
MARYLAND       BARTON BEERS, LTD.                                     36-2855879
CONNECTICUT    BARTON BRANDS OF CALIFORNIA, INC.                      06-1048198
GEORGIA        BARTON BRANDS OF GEORGIA, INC.                         58-1215938
NEW YORK       BARTON DISTILLERS IMPORT CORP.                         13-1794441
DELAWARE       BARTON FINANCIAL CORPORATION                           51-0311795
WISCONSIN      STEVENS POINT BEVERAGE CO.                             39-0638900
ILLINOIS       MONARCH IMPORT COMPANY (f/k/a BARTON MANAGEMENT, INC.) 36-3539106
GEORGIA        THE VIKING DISTILLERY, INC.                            58-2183528

(State or      (Exact name of registrant as specified           (I.R.S. Employer
 other          in its charter)                                  Identification
 jurisdiction                                                    No.)
 of
 incorporation)


                116 Buffalo Street, Canandaigua, New York   14424
                -----------------------------------------   -----
                (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (716) 394-7900
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                     Page 1


ITEM 5.    OTHER EVENTS

     Canandaigua Wine Company, Inc. released on August 28, 1997 the following announcement:

           CANANDAIGUA WINE COMPANY CHANGES NAME TO CANANDAIGUA BRANDS

CANANDAIGUA, NY, AUGUST 28, 1997 -- Canandaigua Wine Company, Inc., announced today that the Company's previously announced name change to Canandaigua Brands, Inc., will become effective September 1, 1997. The Company's shareholders approved the name change at the Company's annual meeting in July 1997.

    Effective with the first trading day after the name change, the Company's ticker symbols on the NASDAQ National Market System will change to CBRNA for the Company's Class A Common Stock and CBRNB for its Class B Common Stock from WINEA and WINEB, respectively.

     The name Canandaigua Brands, Inc., will be used principally to identify the corporate organization which oversees the operating divisions and is responsible for consolidated financial results. The Company's beer and spirits division will retain the name Barton Incorporated, and the Company's wine division will adopt the name Canandaigua Wine Company.

     The new Canandaigua Brands, Inc., headquartered in Canandaigua, New York, is a leading producer and marketer of beverage alcohol brands. It is the second largest supplier of wines, the third largest importer of beers and the fourth largest supplier of distilled spirits in the United States. The Company's portfolio includes the following key brands:

WINES:  Inglenook,  Almaden,  Paul  Masson,  Cook's,  Richards  Wild Irish Rose,
     Manischewitz, Marcus James, Deer Valley, Dunnewood and Vina Santa Carolina IMPORTED BEERS: Corona, Modelo Especial, St. Pauli Girl, Tsingtao and Peroni DISTILLED SPIRITS: Barton, Fleischmann's, Mr. Boston, Montezuma, Canadian LTD,
     Paul Masson Grande Amber Brandy, Ten High, Inver House and Monte Alban


                             (END OF ANNOUNCEMENT)


               *************************************************


     As noted in the above announcement, the Company's wine division will adopt the name Canandaigua Wine Company. In this regard, following the Company's name change to Canandaigua Brands, Inc., Canandaigua West, Inc., a wholly-owned subsidiary of the Company, will take appropriate steps to change its name to Canandaigua Wine Company, Inc.


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                                     Page 2


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  August 28, 1997                 By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Executive Vice
                                                               President


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Secretary


                                        CANANDAIGUA WEST, INC.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President and
                                                              Secretary


                                        BARTON INCORPORATED

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        BARTON BRANDS, LTD.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        BARTON BEERS, LTD.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


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                                     Page 3


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated: August 28, 1997                  By:  /s/ DAVID S. SORCE
                                             --------------------------------
                                             David S. Sorce, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        MONARCH IMPORT COMPANY (f/k/a BARTON
                                           MANAGEMENT, INC.)

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated: August 28, 1997                  By:  /s/ ROBERT SANDS
                                             --------------------------------
                                             Robert Sands, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None